Exhibit 21
Dell Inc. Subsidiary List

Other U.S. Entities	Jurisdiction

Dell Inc.	Delaware
Aelita Software Corporation	Delaware
AppAssure Technologies Inc.	Delaware
ASAP Software Express Inc.	Illinois
Aventail LLC	Delaware
BakBone Software, Inc	California
Bluefolder, Inc	Colorado
Boomi, Inc	Delaware
Bracknell Boulevard (Block C) L.L.C.	Delaware
Bracknell Boulevard (Block D) L.L.C.	Delaware
Clerity Solutions, Inc.	Illinois
Compellent Technologies Inc.	Delaware
Credant Technologies Inc.	Delaware
Credant Technologies International, Inc.	Delaware
CSCAN Acquisition Corp.	New York
DCC Executive Security Inc.	Delaware
Dell America Latina Corp.	Delaware
Dell Asset Revolving Trust	Delaware
Dell Asset Securitization GP L.L.C.	Delaware
Dell Asset Securitization Holding L.P.	Delaware
Dell Colombia Inc.	Delaware
Dell Computer Holdings L.P.	Texas
Dell Conduit Funding L.P.	Delaware
Dell Conduit GP L.L.C.	Delaware
Dell DFS Corporation	Delaware
Dell DFS Holdings L.L.C.	Delaware
Dell Equipment Funding L.P.	Delaware
Dell Equipment GP L.L.C	Delaware
Dell Federal Systems Corporation	Delaware
Dell Federal Systems GP L.L.C.	Delaware
Dell Federal Systems L.P.	Texas
Dell Federal Systems LP L.L.C.	Delaware
Dell Financial Services L.L.C.	Delaware
Dell Funding L.L.C.	Nevada
Dell Global Holdings IV L.L.C.	Delaware
Dell Global Holdings IX L.L.C.	Delaware
Dell Global Holdings L.L.C.	Delaware
Dell Global Holdings VI L.L.C.	Delaware
Dell Global Holdings VII L.L.C.	Delaware
Dell Global Holdings VIII L.L.C	Delaware
Dell Global Holdings X L.L.C	Delaware
Dell International Holdings I L.L.C.	Delaware
Dell International L.L.C.	Delaware

Other U.S. Entities	Jurisdiction

Dell Marketing Corporation	Delaware
Dell Marketing GP L.L.C.	Delaware
Dell Marketing L.P.	Texas
Dell Marketing LP L.L.C.	Delaware
Dell Product and Process Innovation Services Corp.	Delaware
Dell Products Corporation	Delaware
Dell Products GP L.L.C.	Delaware
Dell Products L.P.	Texas
Dell Products LP L.L.C.	Delaware
Dell Protective Services Inc.	Delaware
Dell Receivables Corporation	Delaware
Dell Receivables GP L.L.C.	Delaware
Dell Receivables L.P.	Texas
Dell Receivables LP L.L.C.	Delaware
Dell Revolver Company L.P.	Delaware
Dell Revolver Funding L.L.C.	Nevada
Dell Revolver GP. L.L.C.	Delaware
Dell Services Federal Government, Inc. (fka Perot Systems Government Services, Inc.)	Virginia
Dell USA Corporation	Delaware
Dell USA GP L.L.C.	Delaware
Dell USA L.P.	Texas
Dell USA LP L.L.C.	Delaware
Dell World Trade Corporation	Delaware
Dell World Trade GP L.L.C.	Delaware
Dell World Trade L.P.	Texas
Dell World Trade LP L.L.C.	Delaware
DFS Funding L.L.C.	Delaware
DFS-SPV L.L.C.	Delaware
Fastlane Technologies Corporation	Delaware
Force10 Networks Global, Inc.	Delaware
Force10 Networks International, Inc.	Delaware
Force10 Networks, Inc.	Delaware
Fvision Acquisition Corp (fka Teqio Resources, Inc)	Nevada
Gale Technologies, Inc.	California
Imceda Software Inc	Delaware
Invirtus, Inc.	Delaware
License Technologies Group, Inc.	Delaware
Magnum Technologies, Inc.	Minnesota
NetPro Computing Canada, Inc.	Arizona
NetPro Computing France, Inc.	Arizona
NetPro Computing Germany, Inc.	Arizona
NetPro Computing UK, Inc.	Arizona
NetPro Computing, Inc.	Delaware
NetPro Engineering, Inc.	Arizona
NetPro Europe, Inc.	Arizona
PacketTrap Networks,Inc	Delaware
Perot Systems Application Solutions Inc.	Delaware
Perot Systems Communications Services, Inc.	Delaware

Other U.S. Entities	Jurisdiction

Perot Systems Corporation	Texas
PrSM Corporation	Tennessee
PSC GP Corporation	Delaware
PSC Healthcare Software, Inc.	Delaware
PSC LP Corporation	Delaware
PSC Management Limited Partnership	Texas
PSM Holdings 1 L.L.C.	Delaware
PSM Holdings 2 L.L.C.	Delaware
Quest Holding Company, LLC	California
Quest Software Public Sector Inc	Delaware
Quest Software, Inc.	Delaware
QuikCycle Inc.	California
Safari I, Inc	Delaware
Safari II GP LLC	Delaware
Safari II, Inc	Delaware
ScriptLogic Corporation	Delaware
SecureWorks Holding Corp.	Georgia
SecureWorks Inc.	Georgia
Smarsh CRM Service, Inc. (fka iNation, Inc.)	Arizona
Smarsh, Inc.	New York
SonicWALL L.L.C.	Delaware
Symlabs Inc.	Delaware
Transaction Applications Group, Inc.	Nebraska
Turin Networks International, Inc.	Delaware
Vintela, Inc.	Utah
VirtualFabrix, Inc	California
Vizioncore	Illinois
Vkernel Corp.	Delaware
Wyse International L.L.C.	Delaware
Wyse Technology L.L.C.	Delaware

Americas International	Jurisdiction

1397639 Ontario, Inc	Canada
881229 Alberta ULC (changed suffix from Ltd)	Canada
Alienware Latin America, S.A (Renamed Dell Costa Rica SA)	Costa Rica
Bolts Acq. Corp.	Canada
Canada Branch of Perot Systems Corporation	Canada
Corporacion Dell de Venezuela SA	Venezuela
Credant Technologies, Inc.	Canada
Dell America Latina Corp., Argentina Branch	Argentina
Dell Canada Inc.	Canada
Dell Colombia Inc., Colombia Branch	Colombia
Dell Computadores do Brasil Ltda.	Brazil
Dell Computer de Chile Ltda.	Chile
Dell Computer Services de Mexico SA de CV	Mexico
Dell DFS Canada Inc.	Canada
Dell Export Sales Corporation	Barbados
Dell Global Holdings III L.P.	Cayman Islands
Dell Global Holdings Ltd.	Cayman Islands
Dell Guatemala Ltda	Guatemala
Dell Honduras S de RL de CV	Honduras
Dell Mexico, S.A. de C.V.	Mexico
Dell Panama S. de R.L.	Panama
Dell Perú, SAC	Peru
Dell Puerto Rico Corp.	Puerto Rico
Dell Quebec Inc.	Canada
Dell Technology Services Inc. S.R.L.	Costa Rica
Dell Trinidad and Tobago Limited	Trinidad and Tobago
Force10 International, Ltd.	Cayman Islands
Make Technologies Inc.	Canada
Perot Systems TSI (Bermuda) Ltd.	Bermuda
Quest Software Canada (fka Fast Lane Techn., Inc.)	Canada
Quest Software Mexico S de R.L. de C.V.	Mexico
Quest Software, Ltd	Brazil
Safari Limited II LP	Canada
Safari Limited Partnership	Canada
SonicWALL BV - Canada Branch	Canada
SonicWALL Mexico, S de RL de CV	Mexico
Trellia Networks, Inc.	Canada
TXZ Holding Company Limited	Bermuda
Wyse Technology (Canada) Ltd.	Canada
Wyse Technology Holdings (Cayman) Ltd.	Cayman Islands
Wyse Techonology S.A de C.V.	Mexico

Europe, Middle East & Africa	Jurisdiction

Abu Dhabi Branch of PSC Healthcare Software, Inc.	Abu Dhabi
Aelita Software Limited (UK)	UK
Aelita Software Moscow Branch	Russia
Aelita Software St Petersbug Branch	Russia
Alienware Limited	Ireland
Aventail Europe Ltd	UK
BakBone Software GmbH	Germany
BakBone Software Ltd.	UK
BakBone Software SARL	France
Bracknell Boulevard Management Company Limited	United Kingdom
Branch of Dell (Free Zone Company L.L.C.)	Saudi Arabia
Change Base Ltd	UK
Charonware s.r.o.	Czech Republic
Compellent Technologies France Sarl	France
Compellent Technologies Germany GmbH	Germany
Compellent Technologies Italy Srl	Italy
Compellent Technologies Netherlands BV	Netherlands
Credant Technologies Belgium, Inc. (Dormant)	Belgium
Credant Technologies GmbH	Germany
Credant Technologies UK	United Kingdom
Dell (PS) BV (f.k.a. Perot Systems Nederland B.V.)	Netherlands
Dell (Switzerland) GmbH	Switzerland
Dell A.B.	Sweden
Dell A.S.	Norway
Dell A/S	Denmark
Dell Asia B.V.	Netherlands
Dell B.V.	Netherlands
Dell Computer (Proprietary) Ltd	South Africa
Dell Computer EEIG	United Kingdom
Dell Computer International (II) – Comercio de Computadores Sociedade Unipessoal Lda	Portugal
Dell Computer S.A.	Spain
Dell Computer spol. sro	Czech Republic
Dell Corporation Limited	United Kingdom
Dell Corporation Limited – Northern Ireland Place of Business	Northern Ireland
Dell DFS Holdings Kft.	Hungary
Dell DFS Ltd	Ireland
Dell DFS Ltd. - Spain Branch	Spain
Dell Direct	Ireland
Dell Distribution (EMEA) Limited External Company (Ghana) [renamed Dell Emerging Markets (EMEA) Limited External Company (Ghana)]	Ghana
Dell Distribution Maroc (Succ)	Morocco
Dell Emerging Market (EMEA) Ltd (Russia Representative Office)	Russia
Dell Emerging Markets (EMEA) Limited	United Kingdom
Dell Emerging Markets (EMEA) Limited - Egypt Representative Office	Egypt
Dell Emerging Markets (EMEA) Limited – Representative Office	Romania
Dell Emerging Markets (EMEA) Limited - Representative Office (Jordan)	Jordan
Dell Emerging Markets (EMEA) Limited - Representative Office (Republic of Croatia)	Croatia
Dell Emerging Markets (EMEA) Limited (Kazakhstan Representative Office)	Kazakhstan
Dell Emerging Markets (EMEA) Limited (Uganda Representative Office)	Uganda

Europe, Middle East & Africa	Jurisdiction

Dell Emerging Markets (EMEA) Limited Magyarorszagi Kereskedelmi Kepviselet – Rep. Office	Hungary
Dell Emerging Markets (EMEA) Limited Representative Office - Lebanon	Lebanon
Dell Emerging Markets (EMEA) Limited Trade Representative Office (Bulgaria)	Bulgaria
Dell FZ – LLC	U.A.E.
Dell FZ -LLC - Qatar Branch	Qatar
Dell FZ-LLC – Bahrain Branch	Bahrain
Dell Gesm.b.H.	Austria
Dell Global B.V.	Netherlands
Dell Global Holdings II BV	Netherlands
Dell Global Holdings III BV	Netherlands
Dell Global International B.V.	Netherlands
Dell GmbH	Germany
Dell Halle GmbH	Germany
Dell Hungary Technology Solutions Trade LLC	Hungary
Dell III – Comercio de Computadores, Unipessoal LDA	Portugal
Dell International Holdings IX B.V.	Netherlands
Dell International Holdings Kft.	Hungary
Dell International Holdings SAS	France
Dell International Holdings VIII B.V.	Netherlands
Dell International Holdings X B.V.	Netherlands
Dell International Holdings XII Coöperatoef U.A.	Netherlands
Dell International Services SRL	Romania
Dell L.L.C.	Russia
Dell N.V.	Belgium
Dell Products	Ireland
Dell Products (Europe) B.V.	Netherlands
Dell Products (Poland) Sp. z o.o	Poland
Dell Products Manufacturing Ltd.	Ireland
Dell Research	Ireland
Dell S.A.	Switzerland
Dell S.A.	France
Dell S.p.A.	Italy
Dell s.r.o.	Slovakia
Dell SA	Luxembourg
Dell SAS	Morocco
Dell Services GmbH (FKA. Perot Systems (Germany) GmbH)	Germany
Dell Services S.r.l.	Italy
DELL SOLUTIONS (UK) LTD	United Kingdom
Dell Sp.z.o.o.	Poland
Dell Taiwan B.V.	Netherlands
Dell Technology & Solutions (Nigeria) Limited	Nigeria
Dell Technology & Solutions Israel Ltd.	Israel
Dell Technology & Solutions Ltd. (Formerly Original Solutions Limited)	Ireland
Dell Technology Products and Services S.A	Greece
Dell Teknoloji Limited Şirketi	Turkey
DFS BV	Netherlands
DIH IX CV	Netherlands
DIH VI CV	Netherlands

Europe, Middle East & Africa	Jurisdiction

DIH VII CV	Netherlands
DIH VIII CV	Netherlands
DIH X CV	Netherlands
Fastlane Technologies UK	UK
Force10 Networks Germany (Branch)	Germany
Force10 Networks Ltd.	UK
Fresh Dew Investments Ltd.	British Virgin Islands
Lecco Technology (UK) Limited	UK
LLC Dell Ukraine	Ukraine
Lumenare Networks Mauritius Ltd.	Mauritius
Murecia Investments Ltd	British Virgin Islands
OptiGrowth Capital Sarl (fka Quest Capital Sarl)	Luxemburg
Oy Dell A.B.	Finland
PassGo Technologies Ltd	UK
PassGo Technologies Trustees Ltd	UK
Perot Systems (Switzerland) GmbH	Switzerland
Perot Systems (UK) Ltd.	United Kingdom
Perot Systems B.V.	Netherlands
Perot Systems Europe Limited	United Kingdom
Perot Systems Investments B.V.	Netherlands
Perot Systems TSI (Hungary) Liquidity Management LLC	Hungary
Perot Systems TSI (Mauritius) Pvt. Ltd.	Mauritius
Perot Systems TSI (Netherlands) B.V.	Netherlands
Q.S.I. Quest Software Israel Limited	Israel
QSFT Svenska AB	Sweden
Quest Holdings Sarl	Luxemburg
Quest Scandinavia AS	Denmark
Quest Software (UK) Ltd.	UK
Quest Software Belgium	Belgium
Quest Software Company Limited	Jersey (Non-resident Irish)
Quest Software Espana, SL	Spain
Quest Software France Sarl	France
Quest Software Gmbh	Germany
Quest Software Int’l Limited (fka QS Ireland Ltd.)	Ireland
Quest Software Italia Srl	Italy
Quest Software Netherlands B.V.	Netherlands
Quest Software Norge A/S	Norway
Quest Software Switzerland Gmbh	Switzerland
SecureWorks UK Ltd.	UK
SecureWorks UK Ltd. - Finland Branch	Finland
Software Ltd Russia Rep Office	Russia
SonicWALL AG	Switzerland
SonicWALL BV	Netherlands
SonicWALL BV - Belgium Branch	Belgium
SonicWALL BV - Dubai Branch	UAE
SonicWALL BV - France Branch	France
SonicWALL BV - Germany Branch	Germany
SonicWALL BV - Ireland Branch	Ireland

Europe, Middle East & Africa	Jurisdiction

SonicWALL BV - Spain Branch	Spain
SonicWALL BV - Sweden Branch	Sweden
SonicWALL BV - UK Branch	UK
Support Center, BV (pka Sitraka)	Netherlands
Symlabs Espana, S.L.	Spain
Symlabs S.A. Portugal	Portugal
Wyse Technology (UK), LTD	UK
Wyse Technology Gmbh Germany	Germany
Wyse Technology International B.V.	Netherlands
Wyse Technology SA France	France

Asia-Pacific & Japan	Jurisdiction

Active Concepts PTY	Australia
Alienware Corporation (Pacific Rim), Pty Ltd.	Australia
BakBone Software India Pvt. Ltd.	India
Bearing Point Management Consulting (Shanghai) Ltd.	China
Credant Technologies International, Inc.	Australia
Dell (Chengdu) Company Limited	China
Dell (China) Company Limited	China
Dell (China) Company Limited, Beijing Branch	China
Dell (China) Company Limited, Beijing Liaison Office	China
Dell (China) Company Limited, Chengdu Branch	China
Dell (China) Company Limited, Chengdu Liaison Office	China
Dell (China) Company Limited, Dalian Branch	China
Dell (China) Company Limited, Guangzhou Branch	China
Dell (China) Company Limited, Guangzhou Liaison Office	China
Dell (China) Company Limited, Hangzhou Liaison Office	China
Dell (China) Company Limited, Nanjing Liaison Office	China
Dell (China) Company Limited, Shanghai Branch	China
Dell (China) Company Limited, Shanghai Liaison Office	China
Dell (China) Company Limited, Shenzhen Liaison Office	China
Dell (China) Company Limited, Xiamen Branch	China
Dell (Xiamen) Company Limited	China
Dell (Xiamen) Company Limited, Dalian Branch	China
Dell Asia Holdings Pte. Ltd.	Singapore
Dell Asia Pacific Sdn Bhd (Pakistan Liaison Office)	Pakistan
Dell Asia Pacific Sdn.	Malaysia
Dell Asia Pacific Sdn. Philippines Representative Office	Philippines
Dell Asia Pte. Ltd.	Singapore
Dell Australia Pty. Limited	Australia
Dell B.V., Taiwan Branch	Taiwan
Dell Corporation (Thailand) Co., Ltd.	Thailand
Dell Global B.V., Singapore Branch	Singapore
Dell Global Business Center Sdn. Bhd.	Malaysia
Dell Global BV (Bangladesh Representative Office)	Bangladesh
Dell Global BV (Indonesia Representative Office)	Indonesia
Dell Global BV (Pakistan Liaison Office)	Pakistan
Dell Global BV (Philippines Representative Office)	Philippines
Dell Global BV (Sri-Lanka Representative Office)	Sri Lanka
Dell Global BV (Vietnam Representative Office), renamed Dell Global BV (Hanoi Representative Office)	Vietnam
Dell Global Pte. Ltd.	Singapore
Dell Hong Kong Limited	Hong Kong
Dell India (Sales & Marketing) Private Limited	India
Dell India Private Ltd.	India
Dell Information Technology (Hunan) Company Limited	China
Dell Information Technology (Kunshan) Company Limited	China
Dell International Inc.	South Korea
Dell International Services India Private Limited (f.k.a. Perot Systems TSI (India) Private Limited)	India
Dell International Services Philippines Inc.	Philippines
Dell Japan Inc.	Japan

Asia-Pacific & Japan	Jurisdiction

Dell New Zealand Limited	New Zealand
Dell Procurement (Xiamen) Company Limited	China
Dell Procurement (Xiamen) Company Limited, Shanghai Branch	China
Dell Procurement (Xiamen) Company Limited, Shenzhen Liaison Office	China
Dell Sales Malaysia Sdn Bhd	Malaysia
Dell Services (China) Company Limited	China
Dell Services Pte. Ltd. (f/k/a Perot Systems (Singapore) Pte. Ltd.)	Singapore
Dell Singapore Pte. Ltd.	Singapore
Dell Taiwan B.V., Taiwan Branch	Taiwan
EqualLogic Japan Company Limited	Japan
Force10 Networks (Shanghai) Ltd.	China
Force10 Networks Hong Kong (Branch)	Hong Kong
Force10 Networks India Pvt. Ltd.	India
Force10 Networks Malaysia (Branch)	Malaysia
Force10 Networks Singapore Pte. Ltd.	Singapore
Gale Networks Private Limited	India
Imceda Software Australia Pty. Ltd.	Australia
Imceda Technologies Pty. Ltd.	Australia
Ocarina Networks India Pvt. Ltd.	India
Perot Systems (Malaysia) Sdn. Bhd.	Malaysia
Perot Systems (Shanghai) Consulting Co., Limited	China
Perot Systems Holdings Pte. Ltd	Singapore
PT Dell Indonesia	Indonesia
QSFT India Private Ltd. Inc	India
Quest New Zealand Ltd (fka Aftermail NZ)	New Zealand
Quest Software (Zhuhai) Ltd. (fka Lecco Tech China)	China
Quest Software Beijing Company Limited	China
Quest Software Greater China Limited	Hong Kong
Quest Software Japan Ltd	Japan
Quest Software Korea Ltd.	Korea
Quest Software Limited (fka Lecco Tech Limited)	Hong Kong
Quest Software Pty. Ltd.	Australia
Quest Software Sales Sdn Bhd	Malaysia
Quest Software Singapore Pty Limited	Singapore
ScriptLogic Australia	Australia
SonicWALL BV - Australia Branch	Australia
SonicWALL BV - Beijing Rep. Office	China
SonicWALL BV - Hong Kong Branch	Hong Kong
SonicWALL BV - India Branch	India
SonicWALL BV - Japan Branch	Japan
SonicWALL BV - Korea Branch	South Korea
SonicWALL BV - Singapore Branch	Singapore
SonicWALL BV - Taiwan Branch	Taiwan
SonicWALL Infosecurity Private Limited	India
SonicWall Services Private Limited	India
SonicWALL Shanghai Limited	China
Turin Networks India Pvt. Ltd.	India
Vintela Australia Pty., Ltd (fka Wedgetail Comm)	Australia

Asia-Pacific & Japan	Jurisdiction

Vintela Pty, Ltd	Australia
Wyse Australia Pty. Ltd Australia	Australia
Wyse Technology (Beijing) Co. Ltd China	China
Wyse Technology KK Japan	Japan
Wyse Technology Ltd Taiwan	Taiwan
Wyse Technology Sales & Marketing India Private Ltd.	India
Wyse Technology Singapore Pte Ltd	Singapore
Wyse Techonology China (HK) Ltd.	Hong Kong
Wyse Techonology Software Development India Private Ltd.	India